Intangible Assets, net - Amortization and Impairment (Details) $ in Thousands	Dec. 31, 2017 USD ($)
Expected amortization expense for next five years
2018	$ 263,614
2019	250,267
2020	219,808
2021	189,583
2022	166,136
Total	$ 1,089,408